Exhibit 10.1
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                                                                EXECUTION COPY

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                          REGISTRATION RIGHTS AGREEMENT


                                      among


                         DEERFIELD TRIARC CAPITAL CORP.,


                             THE PARTIES IDENTIFIED
                           AS THE STOCKHOLDERS ON THE
                      SIGNATURE PAGES HERETO AND THE OTHER
                     PERSONS WHO MAY BECOME PARTIES TO THIS
                          AGREEMENT FROM TIME TO TIME,
                                 as Stockholders


                                       and


                             TRIARC COMPANIES, INC.,
                           as Sellers' Representative



                       ---------------------------------

                           Dated as of April 19, 2007

                       ---------------------------------





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                                TABLE OF CONTENTS

                                                                           Page

Section 1.        Definitions.................................................1

Section 2.        Registration................................................4

Section 3.        Registration Procedures.....................................7

Section 4.        Holder's Obligations.......................................11

Section 5.        Registration Expenses......................................11

Section 6.        Indemnification............................................12

Section 7.        Information Requirements...................................15

Section 8.        Miscellaneous..............................................15



















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                  REGISTRATION RIGHTS AGREEMENT dated as of April 19, 2007 (this
"Agreement"), between Deerfield Triarc Capital Corp., a Maryland corporation
(the "Company"), the parties identified as the stockholders on the signature pages hereto and the Persons who may become parties to this Agreement from time to time in accordance with the terms of this Agreement (each, a "Stockholder" and collectively, the "Stockholders") and Triarc Companies, Inc., a Delaware corporation, as the Sellers' Representative under the Merger Agreement referred to below (the "Sellers' Representative").

                  WHEREAS, the Company, DFR Merger Company, LLC, an Illinois limited liability company and an indirect wholly owned subsidiary of the Company ("Merger Sub"), Deerfield & Company LLC, an Illinois limited liability company ("Deerfield") and the Sellers' Representative have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub with and into Deerfield, with Deerfield surviving the merger and becoming an indirect wholly owned subsidiary of the Company (the "Merger");

                  WHEREAS, pursuant to the transactions contemplated by the Merger Agreement, the Stockholders shall receive, as consideration in the Merger, cash and shares of common stock, par value $0.001 per share, of the Company (the "Common Stock");

                  WHEREAS, in order to induce Deerfield and the Sellers' Representative to enter into the Merger Agreement, (i) the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement and (ii) the effectiveness of the Initial Shelf Registration is a condition to the obligations of Deerfield to consummate the Merger; and

                  WHEREAS, certain of the members of Deerfield have become parties to this Agreement on the date hereof and each other member of Deerfield will be permitted to become a party to this Agreement at any time prior to the Closing of the Merger.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" has the meaning set forth in the preamble.


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                  "Amendment Effectiveness Deadline Date" has the meaning set forth in Section 2(d)(i).

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are permitted or required by law to be closed, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

                  "Closing Date" has the meaning set forth in the Merger Agreement.

                  "Common Stock" has the meaning set forth in the recitals and shall include any security into which the Common Stock is converted, exchanged, reclassified, recapitalized or the like.

                  "Company" has the meaning set forth in the preamble.

                  "Deerfield" has the meaning set forth in the recitals.

                  "Deferral Notice" has the meaning set forth in Section
3(h)(ii).

                  "Deferral Period" has the meaning set forth in Section 3(h).

                  "Disclosure Package" means (i) the preliminary prospectus,
(ii) each Free Writing Prospectus and (iii) all other information that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale (including, without limitation, a contract of sale).

                  "Effectiveness Period" means (x) with respect to a registration pursuant to Section 2(a), the period commencing on the Closing Date and ending on the earlier of (i) the second anniversary of the Closing Date (subject to an extension in the event that a Deferral Period is imposed by the Company in accordance with Section 3(h) hereof; provided that such extension shall be equal to the aggregate time periods of the Deferral Periods, if any) and (ii) the date that all Registrable Securities have ceased to be Registrable Securities and (y) with respect to a registration pursuant to Exhibit A, the period commencing on the date such Registration Statement first becomes effective and ending on the date that is 180 days thereafter (subject to an extension in the event that a Deferral Period is imposed by the Company in accordance with Section 3(h) hereof; provided that such extension shall be equal to the aggregate time periods of the Deferral Periods, if any).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Filing Deadline Date" has the meaning set forth in Section 2(a).

                  "Free Writing Prospectus" means any "free writing prospectus," as defined in Rule 405 of the Securities Act.

                  "Holder" means any Stockholder holding Registrable Securities and each Permitted Transferee of Registrable Securities from a Stockholder.

                  "Holder Indemnified Party" has the meaning set forth in
Section 6(a).

                  "Indemnified Party" has the meaning set forth in Section 6(c).


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                  "Indemnifying Party" has the meaning set forth in Section
6(c).

                  "Initial Shelf Registration Statement" has the meaning set forth in Section 2(a).

                  "Initiating Holders" has the meaning set forth in Section 1.1(a) of Exhibit A.

                  "Losses" has the meaning set forth in Section 6(a).

                  "Material Event" has the meaning set forth in Section 3(h).

                  "Merger" has the meaning set forth in the recitals.

                  "Merger Agreement" has the meaning set forth in the recitals.

                  "Merger Sub" has the meaning set forth in the recitals.

                  "Notice and Questionnaire" means a written notice and questionnaire in customary form delivered by a Holder to the Company.

                  "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

                  "Permitted Transferee" has the meaning set forth in Section 8(f).

                  "Person" has the meaning set forth in the Merger Agreement.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

                  "Public Sale" means any sale of Registrable Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market maker pursuant to the provisions of Rule 144 or any other public offering not required to be registered under the Securities Act.

                  "Registrable Securities" means any and all shares of Common Stock received by the Stockholders pursuant to the Merger Agreement or Escrow Agreement (including any and all shares of Common Stock held by Deerfield or any of its subsidiaries and distributed or otherwise transferred directly or indirectly to a Holder) and any shares of capital stock or other equity interests issued or issuable to any of the Holders with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, Registrable Securities shall not include shares of Common Stock that (i) have been sold in a Public Sale (except that shares of Common Stock received by a Person in the Spin Distribution or otherwise received directly or indirectly from a Holder that may not be sold without volume or manner of sale limitations under the provisions of Rule 144 shall nonetheless constitute Registrable Securities), (ii) may in the written opinion of counsel to the Company be sold by such Holder (taking into account any affiliate of such Holder or other person with whom such Holder must aggregate sales under Rule 144) without restriction (including volume and manner


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
of sale restrictions) on a single day without registration in compliance with Rule 144 or (iii) cease to be outstanding.

                  "Registration Default" has the meaning set forth in Section 2(e).

                  "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

                  "Restricted Securities" means "restricted securities" as defined in Rule 144.

                  "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

                  "SEC" means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Sellers' Representative" has the meaning set forth in the preamble.

                  "Shelf Registration Statement" has the meaning set forth in
Section 2(a).

                  "Spin Distribution" has the meaning set forth in Section 2(a).

                  "Stockholders" has the meaning set forth in the preamble.

                  "Subsequent Registration Statement" has the meaning set forth in Section 2(b).

                  "Successor Entity" means any limited liability company, limited partnership, corporation or other entity into which the Company may have converted or of which the Company may have become a direct or indirect subsidiary (whether by merger, conversion, transfer of substantially all of its assets or otherwise).

                  Section 2. Registration.

                    (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable after the date hereof but in any event not later than 30 days after the date hereof (the "Filing Deadline Date"), a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by Holders (including the distribution by the Sellers' Representative of Registrable Securities as a dividend or other distribution to its stockholders) (the "Spin Distribution")) of all of the Registrable Securities (the "Initial Shelf


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Registration Statement"). The Initial Shelf Registration Statement shall be on
Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders, including the Spin Distribution, in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the date that all of the conditions to the parties obligation to consummate the Merger shall have been satisfied or waived (other than the condition to Deerfield's obligation to consummate the Merger that the Initial Shelf Registration Statement shall have been declared effective) and, subject to any Deferral Periods, to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date seven (7) days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities (including the recipients of the Spin Distribution) in accordance with applicable law.

                    (b) If the Initial Shelf Registration Statement, any Subsequent Registration Statement or any Registration Statement filed pursuant to Section 1.1 or 1.3 of Exhibit A ceases to be effective for any reason at any time during the applicable Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within seven (7) days of such cessation of effectiveness amend the such Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Registration Statement"). If a Subsequent Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Registration Statement to become effective as promptly as is practicable after such filing and, subject to any Deferral Periods, to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the applicable Effectiveness Period.

                    (c) The Company shall supplement and amend each Registration Statement filed pursuant to this Agreement (including Exhibit A) if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, or if required by the Securities Act.

                    (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(h). Each Holder wishing to sell Registrable Securities pursuant to a Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least three Business Days prior to any intended distribution by such Holder of Registrable Securities under such Registration Statement. From and after the date the Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event upon the later of (x) seven (7) days after such date or (y) seven (7) days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within seven (7) days of such delivery date:


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                    (i) if required by applicable law, file with the SEC a
post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") that is seven (7) days after the date such post-effective amendment is required by this clause to be filed;

                    (ii) provide such Holder and the underwriters, if any, copies of any documents filed pursuant to Section 2(d)(i); and

                    (iii) notify such Holder and the underwriters, if any, as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, the Amendment Effectiveness Deadline Date shall be extended by up to seven (7) days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

                    (e) If the Holders intend to distribute the Registrable Securities covered by a Registration Statement filed pursuant to Section 2(a) or
(b) or Section 1.1 or 1.3 of Exhibit A by means of an underwriting, they shall so advise the Company. The underwriter or underwriters will be selected by the Company, subject to the approval of a majority in interest of the Holders participating in such registration. In such event, the right of any Holder to include Registrable Securities in such underwritten offering shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the registration and the Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company and the Holders participating in such underwriting in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder at the time of the filing of the registration statement; provided, however, that the number of Registrable Securities held by Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

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                    (f) From and after the end of the Effectiveness Period
referred to in clause (x) of the defined term "Effectiveness Period," the Holders shall have the additional registration rights set forth in Exhibit A attached hereto.

                  Section 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof or Exhibit A, the Company shall:

                    (a) Prepare and file as soon as reasonably practicable with the SEC a Registration Statement or Registration Statements on Form S-3 or another appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders in accordance with the intended method or methods of distribution thereof (including the Spin Distribution), and use its commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any Registration Statement, Prospectus or Disclosure Package or any amendments or supplements thereto with the SEC, the Company shall furnish to the Sellers' Representative, if prior to the Merger, or the Holders and the underwriters, if any, if subsequent to the Merger, copies of all such documents proposed to be filed and within seven (7) days of the delivery of such copies in good faith consider reflecting in each such document when so filed with the SEC all comments, if any, that the Sellers' Representative, if prior to the Merger, or the Holders and the underwriters, if any, if subsequent to the Merger, shall propose; provided, that the Company shall not be required to take any actions under this Section 3(a) that are, in the opinion of counsel experienced in such matters, in violation of applicable law. The Company shall promptly provide copies of any written correspondence from the SEC with respect to a Prospectus, prospectus supplement, Registration Statement or post-effective amendment to the Sellers' Representative, if prior to the Merger, or the Holders and the underwriters, if any, if subsequent to the Merger.

                    (b) Subject to its ability to issue a Deferral Notice, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

                    (c) As promptly as practicable give notice to the Sellers' Representative, if prior to the Merger, or the Notice Holders and the underwriters, if any, if subsequent to the Merger, (i) when any Prospectus, prospectus supplement, Registration Statement, Disclosure Package or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such


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purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.

                    (d) Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to the Sellers' Representative, if prior to the Merger, or to the Notice Holders and the underwriters, if any, if subsequent to the Merger, of the withdrawal of any such order.

                    (e) As promptly as practicable, furnish to the Sellers' Representative, if prior to the Merger, or each Notice Holder and the underwriters, if any, if subsequent to the Merger, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, excluding all schedules, exhibits and all documents incorporated or deemed to be incorporated therein by reference (unless requested in writing by the Sellers' Representative, if prior to the Merger, or such Notice Holder, if subsequent to the Merger).

                    (f) During the Effectiveness Period, deliver to each Notice Holder and the underwriters, if any, in connection with any sale of Registrable Securities pursuant to such Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; to provide a "reasonable number" of copies thereof to the New York Stock Exchange as contemplated by Rule 153 under the Securities Act; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder and the underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

                    (g) Prior to any public offering of the Registrable Securities pursuant to such Registration Statement, use its commercially reasonable efforts to register or qualify or cooperate with the Notice Holders and the underwriters, if any, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any underwriter or Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with the offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.


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                    (h) Upon (A) the issuance by the SEC of a stop order
suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to such Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which the financial statements included in such Registration Statement become ineligible for inclusion therein, such Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the good faith judgment of the Company makes it necessary or advisable to suspend the availability of the such Registration Statement and the related Prospectus for a discrete period of time because not to do so would be detrimental to the Company and its subsidiaries:

                    (i) Subject to the Deferral Period, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and

                    (ii) give notice to the Notice Holders and the underwriters, if any, that the availability of the Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to such Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

                  The Company shall use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause
(A) or (B) above, as promptly as is practicable, and (y) in the case of clause
(C) above, as soon as practicable after, in the good faith judgment of the Company, public disclosure of such pending corporate development would no longer be detrimental to the interests of the Company. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of one or more Registration Statements or any related Prospectuses for a period (the "Deferral Period") that shall not exceed 30 days in any three-month period or 90 days in any 12-month period.

                    (i) If requested in writing in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any underwriter, and any


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broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by an underwriter or a broker-dealer engaged by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders and the underwriters, if any, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, that such Persons shall first hereby agree with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (in which case the Company shall be provided notice prior to such disclosure so that it may seek a protective order), (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person or (iv) such information becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement.

                    (j) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of such Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with a fiscal year of the Company.

                    (k) Cooperate with each Notice Holder and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such names as such Notice Holder may request in writing at least three Business Days prior to any sale of such Registrable Securities.

                    (l) Use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class and series issued by the Company are then listed, provided that the applicable listing requirements are satisfied.

                    (m) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. or the New York Stock Exchange, Inc.

                    (n) With respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold "by means of" (as defined in Rule 159A(b) under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Holders of the Registrable Securities covered by such registration statement, which Free Writing Prospectuses or other materials shall be subject to the review of counsel to such Holders.

                    (o) Make all required filings of all Free Writing Prospectuses with the SEC.

                    (p) Enter into and perform its obligations under such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 6 of the Agreement, and take such other actions as sellers of a majority of shares of such Registrable Securities, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                    (q) Obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent, an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel.

                    (r) If requested by the managing underwriter of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter, the purchase price being paid therefor by such underwriter and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment.

                  Section 4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that it shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. The Company may exclude from such registration the Registrable Securities of any Holder that does not furnish such information provided above so long as such information is not so furnished. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

                  Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred by it in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. or

New York Stock Exchange Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel to the Company in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders holding a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printing expenses, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company and one half of the fees and disbursements of one counsel representing all of the Holders in connection with the such Registration Statement; provided, that, in the case of the Initial Shelf Registration Statement, all of the fees and disbursements of counsel representing all of the Holders in connection with such Initial Shelf Registration Statement that are incurred prior to the effectiveness thereof shall be borne by the Company, (v) reasonable fees and disbursements of the registrar and transfer agent for the Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all underwriting discounts and commissions and any stock transfer taxes in connection with any underwritten offering.

                  Section 6. Indemnification.

                    (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Notice Holder, each underwriter (as defined in the Securities Act) for such Holder, each director, officer or Affiliate of any of the foregoing Persons and each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
Act) any of the foregoing Persons (collectively the "Holder Indemnified Parties"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses") caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or the Disclosure Package, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Holder Indemnified Party furnished to the Company in writing by such Holder Indemnified Party expressly for use therein; provided, that the Company shall not be liable to any Holder Indemnified Party to the extent that such Losses arise out of or are based upon an untrue statement or alleged untrue statement of material fact or omission or alleged omission if either (i) (A) such Holder Indemnified Party was required by law to send or deliver, and failed to send or deliver, a copy of the Prospectus with or prior to delivery written confirmation of the sale by such Holder Indemnified Party to the Person asserting the claims from which the Losses arise and (B) the Prospectus would have corrected such untrue statement or omission or alleged omission or (ii) (A) such Holder Indemnified Party disposed of Registrable Securities to the Person asserting the claim from which such Losses arise pursuant to a Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such Person in connection with the disposition, (B) such Holder Indemnified Party received a Deferral Notice in writing prior to the date of such disposition and (C) such untrue statement or omission or alleged omission was the reason for the Deferral Notice.

                    (b) Indemnification by Holders. Each Holder agrees, if shares held by such Holder are included in the securities as to which such registration is being effected, severally and not jointly to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) each underwriter and each other Holder, from and against all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or the Disclosure Package, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only (i) with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus, the Disclosure Package or any amendments or supplements thereto or (ii) with respect to any Losses that may arise as a result of the disposition by such Holder of Registrable Securities to the Person asserting the claim from which such Losses arise pursuant to a Registration Statement, the Prospectus or any amendments or supplements thereto if such Holder sent or delivered, or was required by law to send or deliver, a Prospectus in connection with such disposition, such Holder received a Deferral Notice with respect to such prospectus in writing prior to the date of such disposition and the untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Deferral Notice. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds (if any) received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

                    (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 6(a) or 6(b), such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and, in the reasonable judgment of the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that all such fees and expenses shall be reimbursed as they are incurred upon presentation of a statement or statements thereof in reasonable detail and subject to an undertaking to return such amounts if it is determined that such party is not entitled to indemnification under this Agreement in respect of such matter. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the

Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                    (d) Contribution. To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient in respect of any Losses referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the Indemnified Party or parties on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or parties on the one hand and of the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Holders shall be deemed to be equal to the aggregate Specified Value Per Share (as defined in the Merger Agreement) as of the Closing Date of the Registrable Securities to which such Losses relate. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

                    (e) The indemnity, contribution and expense reimbursement obligations of the parties hereunder shall be in addition to any liability any Indemnifying Party or Indemnified Party may otherwise have hereunder, under the Merger Agreement or otherwise.

                    (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company's officers or directors or any person controlling the Company and
(iii) the sale of any Registrable Securities by any Holder.

                  Section 7. Information Requirements. The Company covenants that, for so long as it is subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. The Company also covenants that, for so long as any Stockholder holds any Registrable Securities, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

                  Section 8. Miscellaneous.

                    (a) Successor Entity; Recapitalizations, Exchanges, etc. The Company shall cause any Successor Entity to deliver to the Holders a written undertaking confirming its obligations under this agreement as a condition to any transaction pursuant to which such Successor Entity is formed. In addition, the Company shall cause any other successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Holders with respect to the Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

                    (b) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company that is inconsistent with the rights granted to the Holders in this Agreement. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement.

                    (c) Interpretation. Any reference in this Agreement to a statute shall be to such statute, as amended from time to time prior to the date hereof, and to the rules and regulations promulgated thereunder prior to the date hereof. Any reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with its terms. Unless the context otherwise requires, (1) all references made in this Agreement to an Article or Section are to an Article or Section of this Agreement, (2) "or" is disjunctive but not necessarily exclusive, (3) "will" shall be deemed to have the same meaning as the word "shall" and (4) words in the singular include the plural and vice versa. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not so followed. All references to "$" or dollar amounts are to lawful currency of the United States of America, unless otherwise expressly stated. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                    (d) Amendments and Waivers. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by written instrument duly executed by (i) the Company and (ii) Holders holding Registrable Securities representing at least a majority of the aggregate number of Registrable Securities owned by all of the Holders, if subsequent to the Merger. No waiver by any party of any term or condition contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition contained in this Agreement on any future occasion.

                    (e) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be delivered by hand or overnight courier service or by facsimile:

                  If to any Holder, to the address for such Holder specified on the signature pages hereto.

                  If to the Sellers' Representative, to:

                           Triarc Companies, Inc.
                           280 Park Avenue
                           New York, New York  10017
                           Attention:  Brian L. Schorr, Esq.
                           Fax:  (212) 451-3216

                  with a copy (which shall not constitute notice) to:

                           Paul, Weiss, Rifkind, Wharton & Garrison LLP
                           1285 Avenue of the Americas
                           New York, New York  10019-6064
                           Attention:  Paul D. Ginsberg, Esq.
                           Fax:  (212) 757-3990

                  If to the Company, to:

                           Deerfield Triarc Capital Corp.
                           c/o Peter Rothschild
                           Daroth Capital Advisors LLC
                           750 Third Ave., 22nd Floor
                           New York, NY 10017
                           Fax:  (212) 687-3200

                  with a copy (which shall not constitute notice) to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10053
                           Attention:  Simeon Gold, Esq.
                           Fax:  (212) 310-8007

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above. Each such communication shall be effective (i) if delivered by hand, when such delivery is made at the address specified in this Section 8(e), (ii) if delivered by overnight courier service, the next Business Day after such communication is sent to the address specified in this Section 8 or (iii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 8 and appropriate confirmation is received.

                    (f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns; provided that rights granted to any Holder hereunder may only be assigned in connection with a transfer of Registrable Securities to the assignee in accordance with the following sentence (the "Permitted Transferees") and may be further assigned as so provided by a Permitted Transferee to a subsequent Permitted Transferee. In connection with any transfer by a Holder of Registrable Securities, the transferring Holder may assign to the transferee all of its rights and related obligations under this Agreement with respect to any Registrable Securities so transferred, and upon the Company's receipt from the assignee of a completed and executed Joinder substantially in the form of Exhibit B hereto, such assignee will be deemed to also be a Holder under this Agreement. The Company shall not assign this Agreement, in whole or in part. Any purported assignment not in accordance with this Agreement shall be null and void.

Except as provided in Section 6, this Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.

                    (g) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                    (h) Governing Law. This Agreement and any claim or controversy relating hereto shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state that would result in the application of the law of another jurisdiction.

                    (i) Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8 shall be deemed effective service of process on such party.

                    (j) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                    (k) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

                    (l) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

                    (m) Rules of Construction. The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any laws or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    (n) Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

                    (o) Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions (without the payment or posting of any bond) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                    (p) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with the terms thereof or (ii) the date on which all Registrable Securities held by all Holders (and any affiliate of a Holder or other person with whom such Holder must aggregate sales under Rule 144) can be sold without restriction (including volume and manner of sale restrictions) on a single day without registration in compliance with Rule 144 and such Holder has received an opinion of counsel to the Company to that effect; provided, that any liabilities or obligations under Section 4, 5, 6 or 7, shall survive termination and remain in effect in accordance with their terms.

                    (q) Sellers' Representative. The Holders acknowledge and agree to the provisions of Article IX of the Merger Agreement, which hereby are incorporated herein by reference.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                  DEERFIELD TRIARC CAPITAL CORP.

                                  By:   /s/  Peter H. Rothschild
                                      -----------------------------------------
                                      Name:  Peter H. Rothschild
                                      Title: Chairman of the Special Committee
                                             of the Board of Directors of
                                             Deerfield Triarc Capital Corp.


                                     TRIARC COMPANIES, INC.,
                                     as Sellers' Representative

                                  By:   /s/  Nelson Peltz
                                      -----------------------------------------
                                      Name:  Nelson Peltz
                                      Title: Chairman and Chief Executive
                                             Officer

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                      SACHS CAPITAL MANAGEMENT LLC

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      All notices, requests and
                                      other communications to the
                                      party above should be sent
                                      to:


                                      -------------------------------

                                      -------------------------------

                                      -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    TRIARC DEERFIELD HOLDINGS, LLC

                                    By:   /s/  Nelson Peltz
                                        ----------------------------------------
                                        Name:  Nelson Peltz
                                        Title: Chairman and Chief Executive
                                               Officer


                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    DEERFIELD PARTNERS FUND III LLC

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    ---------------------------------
                                    Jonathan Trutter




                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                    --------------------------------------
                                    Paula Horn



                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    -----------------------------------
                                    Frederick White



                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    ---------------------------------------
                                    Harry Danilevsky



                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    --------------------------------------
                                    John Brinckerhoff



                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    -------------------------------------
                                    Robert Contreras




                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    ----------------------------------
                                    Mark Wittnebel


                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    -------------------------------
                                    Dale Burrow




                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    -----------------------------------
                                    Luke Knecht




                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    -------------------------------------
                                    Danielle Valkner



                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                    ----------------------------------
                                    Scott Roberts




                                    All notices, requests and
                                    other communications to the
                                    party above should be sent
                                    to:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

                                                                     EXHIBIT A

                         ADDITIONAL REGISTRATION RIGHTS


         1.1. Request for Registration.

               (a) If the Company shall receive a written request from the Holders (the "Initiating Holders") of at least twenty percent (20%) of the Registrable Securities then outstanding, excluding for purposes of determining such 20% any Registrable Securities held at such time by the Escrow Agent (as defined in the Merger Agreement) (the "Escrow Shares"), that the Company file a registration statement under the Securities Act, then the Company shall:

                              (i) within seven (7) days of the receipt thereof,
               give written notice of such request to all Holders; and

                              (ii) use commercially reasonable efforts to effect
               promptly, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered, subject to any Deferral Periods, in a written request received by the Company within fifteen (15) days of the making of the notice pursuant to Section 1.1(a)(i) of this Exhibit A.

               (b) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.1:

                              (i) After the Company has effected one (1)
               registration pursuant to this Section 1.1 and such registration statement has been declared or ordered effective and has remained effective for the applicable Effectiveness Period; provided, that if such request pursuant to this Section 1.1 is subsequently withdrawn by the requester in writing, it shall not be counted against the limitation of requests set forth in this Section 1.1(c)(i);

                              (ii) If the Initiating Holders propose to dispose
               of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to
               Section 1.4 below.

         1.2. Company Registration.

               (a) If (but without any obligation to do so) the Company proposes to register any of its capital stock under the Securities Act for its own account or the account of any of its stockholders with registration rights (other than in connection with a registration effected solely to implement an employee benefit plan or arrangement or a business combination transaction or any other similar transaction for which a registration statement on Form S-4 under the Securities Act or any comparable successor form is applicable), the Company will promptly give written notice thereof to the Holders of Registrable Securities at least twenty (20) days prior to the filing of such registration statement, or such lesser time that is reasonable taking into account the Company's contractual obligation to file such registration statement. Upon the written request of each Holder given within fifteen (15) days after the giving of such notice by the Company, the Company shall, subject to the provisions of this Section 1.2, cause to be registered under the Securities Act in such registration statement all of the Registrable Securities that each such Holder has requested to be registered.

               (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. Regardless of any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a reduction in the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first, to the Company and the Person or Persons requesting such registration (if other than the Company) shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then second, all other holders of securities having the right to include such securities in such registration (including the Holders of the Registrable Securities) shall be entitled to participate pro rata based on the number of shares requested to be sold by such Holders. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 5 of the Agreement.

         1.3. Form S-3 Registration.

               Notwithstanding anything in Section 1.1 or Section 1.2 of this Exhibit A to the contrary, in case the Company shall receive from the Holders of at least twenty percent (20%) of Registrable Securities then outstanding, excluding the Escrow Shares for purposes of such determination, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, and the Company is then eligible to use Form S-3 for the resale of Registrable Securities, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) subject to any Deferral Periods, promptly effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.3:

                              (i) if Form S-3 is not available for such offering
               by the Holders;

                              (ii) if the Holders, together with the holders of
               any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2.5 million; or

                              (iii) if the Company has effected a total of three
               (3) registrations pursuant to Section 1.1 and Section 1.3 of this Exhibit A, provided, that any such registration shall be deemed to have been "effected" if the registration statement relating thereto (A) has become or been declared or ordered effective under the Securities Act, and any of the Registrable Securities of the Initiating Holder(s) included in such registration have actually been sold thereunder and (B) has remained effective for the applicable Effectiveness Period; or

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered promptly after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.3 shall not be counted as requests for registration effected pursuant to Section 1.1 or Section
1.2 respectively of this Exhibit A.

         1.4. Obligations of the Company.

               Whenever required under Sections 1.1, 1.2 or 1.3 of this Exhibit A to effect the registration of any Registrable Securities, the Company shall comply with the applicable obligations of the Company under the Agreement, including Sections 2, 3, 5 and 6 of the Agreement.

                                                                     EXHIBIT B

                                [FORM OF] JOINDER

                                     [Date]


[COMPANY]
[ADDRESS]

Ladies and Gentlemen:

         Reference is made to the Registration Rights Agreement, dated as of [o], 2007 (the "Agreement"), with [BUYER] (the "Company"). Capitalized terms used and not otherwise defined herein are used herein as defined in the Agreement.

         The undersigned ("Transferee") hereby: (i) acknowledges receipt of a copy of the Agreement; (ii) notifies the Company that, on [Date], Transferee acquired from [insert name of assigning Stockholder] [describe the Registrable Securities that were transferred] (the "Transferred Securities") and an assignment of such transferor's rights under the Agreement with respect and to the Transferred Securities, and the Transferee has assumed from such transferor the liability for any and all obligations under the Agreement arising after the date of transfer related to the Transferred Securities; (iii) advises the Company that, immediately after such transfer the further disposition of the Transferred Securities is restricted under the Securities Act or subject to volume or manner of sale limitations under Rule 144; and (iv) agrees to be bound by all terms of the Agreement with respect to the Transferred Securities applicable to a Holder of such Transferred Securities as if the Transferee was an original signatory to the Agreement.

         Notices to the Transferee for purposes of the Agreement may be addressed to: [___________], [___________], Attn: [_______], Fax: [________].

         This document shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

                                                 [Transferee]
                                                 [By:]_______________________
                                                 Name:
                                                 [Title:]



cc:  [Transferor]